SUBORDINATION AGREEMENT (By UCC Category)

THIS AGREEMENT, by and between SPECTRUM Commercial Services, 7900 International Drive, Bloomington, MN 55425, a Minnesota corporation ("SPECTRUM" or "you"), and the undersigned "Creditor", relates to the following described "Borrower":

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Borrower's Full Name:  Infinite Graphics Incorporated

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Borrower's Full Address:  4611 East Lake Street, Minneapolis, MN 55406

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For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce SPECTRUM from time to time at its discretion to factor invoices with or make loans or extend credit to Borrower, the undersigned hereby agrees that, regardless of any priority otherwise available to the undersigned by law or by agreement, any security interest which the undersigned may now hold or may at anytime hereafter acquire in the Collateral (defined below) is, shall be and shall remain fully subordinate for all purposes to any security interest now held or at any time hereafter granted to or acquired by you in any or all of the Collateral. "Collateral" as used herein refers to all property of Borrower whatsoever, including, without limitation:
(a) All of Debtor's inventory, whether now owned or hereafter acquired and wherever located, including but not limited to raw materials, goods and work in process, finished goods, and all merchandise returned by or reclaimed from customers; (b) All of Debtor's chattel paper, purchase orders, purchase order contracts, accounts and accounts receivable, whether now existing or hereafter arising, and all other rights to payment of every type and description, whether now existing or hereafter arising, including, but not limited to, any reserve or reserve account, all rights to payment arising out of a loan or out of the overpayment of taxes or other liabilities, whether such right to payment is earned or not, and howsoever such right to payment may be evidenced, together with all security interests, mortgages, mechanic's lien rights, and other rights and interests Debtor may at any time have against any account debtor or other obligor obligated to make such payment or against any property of any account debtor or such obligor; (c) All of Debtor's general intangibles, whether now owned or existing or hereafter acquired or arising, including, but not limited to, purchase orders, purchase order contracts, applications for patents, patents, copyrights, trademarks, service marks, trade secrets, tradenames, goodwill, customer lists, permits, franchises, and the right to use Debtor's name; (d) Proceeds (including insurance proceeds), products and accessions of all of the above. The undersigned Creditor further agrees that:
              1. Creditor will not exercise collection rights as to any Collateral, will not take possession of, collect, sell or dispose of any Collateral, and will not exercise or enforce any other right or remedy available to the undersigned upon default, without your prior written consent which will not be unreasonably withheld.
              2. SPECTRUM may exercise collection rights, may take possession of, and may sell, collect or dispose of Collateral, and/or may exercise and enforce any other right or remedy available to you with respect to Collateral, whether available prior to or after the occurrence of any default, all without notice to or consent by anyone, except that notice will be provided to the undersigned within a reasonable time after commencement of any material collection effort or as otherwise specifically required by law. You may apply the proceeds of Collateral to any indebtedness secured by your security interest, in any order of application, and shall remit any excess proceeds or any other sums or amounts to the undersigned without being obligated to assure that any such proceeds or sums are applied to the satisfaction of the undersigned's subordinated security interest in any Collateral, except as specifically required by law.
              3. SPECTRUM may make loans, factor invoices and/or purchase orders, or extend other financial accommodations to Borrower in any amount and at any time or from time to time, and you may otherwise create, or agree, consent to or suffer the creation of, indebtedness secured by a security interest in any Collateral, without notice to or consent by the undersigned and without affecting or impairing the subordination effected hereby.
              4. Neither the undersigned nor you (i) makes any representation or warranty concerning the Collateral or the validity, perfection or (except as to the subordination effected hereby) priority of any security interest therein; or
(ii) shall have any duty to preserve, protect, care for, insure, take possession of, collect, dispose of or otherwise realize upon any Collateral.
              5. The undersigned warrants that any purchaser or transferee of, or successor to, any security interest of the undersigned in any or all of the Collateral will be given written notice of the subordination effected hereby, prior to the time of purchase, transfer or succession, and that any such purchaser, transferee or successor will be in all respects subject to and bound by this Agreement.
              6. The undersigned waives any priority available to the undersigned by law with respect to any security interest in the Collateral, but the priority or parity of the rights and claims of the undersigned and of you as general creditors of Borrower (rather than as secured parties) shall not be affected or impaired by this Agreement. This Agreement is made under and shall be interpreted under the laws of the State of Minnesota. It cannot be waived or changed or ended, except by a writing signed by the party to be bound thereby. This Agreement shall be binding upon the undersigned and the heirs, representatives, successors and assigns of the undersigned and shall inure solely to the benefit of and shall be enforceable by, you and your participants, successors and assigns and otherwise neither Borrower nor any other secured party nor any other person shall be entitled to rely on or enforce this Agreement. The undersigned waives notice of your acceptance hereof. A telecopied/facsimile signature hereon shall be as effective as an original.

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print name]  Robert J. Fink    "Creditor"    Date signed:

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By:                           [signature]    Address:

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   Its:                           [title]

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